Income Tax	6 Months Ended
Jun. 30, 2019
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Income Tax

NOTE 10 - INCOME TAX

Income tax expense is recognized based on the best estimate of the weighted average annual income tax rate expected for the full year. The tax rate applied as at June 30, 2019 is impacted by non-recurring transactions and is subject to country mix effect.